                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               AMENDMENT NO. 1 TO

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4975
--------------------------------------------------------------------------------
                          MFS MULTIMARKET INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------
                    Date of fiscal year end: October 31, 2002
--------------------------------------------------------------------------------
                    Date of reporting period: April 30, 2003
--------------------------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[MFS LOGO]
INVESTMENT MANAGEMENT



                                      MFS(R) MULTIMARKET
                                      INCOME TRUST

                                      SEMIANNUAL REPORT o APRIL 30, 2003

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review .........................................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 26
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 39


--------------------------------------------------------------------------------
NOT FDIC INSURED               MAY LOSE VALUE                  NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,

Our firm was built on the philosophy that bottom- up fundamental research is the best means of achieving superior long term investment performance. When you're managing billions of dollars for investors, we think you have an obligation to have in-depth, firsthand knowledge of every company you own whether it is in the U.S. or anywhere across the globe.

We have structured our equity and fixed-income investment teams to capitalize on the strength of our investment process and the global reach of our analysts based around the world. Our global research team is composed of 45 equity analysts, 27 based in the U.S. and 18 based abroad, and 26 credit research analysts. Each analyst is assigned one or more specific industries and then charged with identifying the most attractive investment ideas within these industries. Our U.S. and non-U.S. equity research analysts are unified into one team that emphasizes a collaborative process in analyzing securities across the globe. Credit analysts also share their expertise in each segment of the fixed-income market and work as part of the same team ensuring that every member has access to information that may have a material effect on their investment decisions. As MFS continues to grow and as markets become more complex, we believe our structure will enable us to maintain a consistent investment process with the goal of providing strong, long-term investment performance across market capitalizations, investment disciplines, and country borders for our fund shareholders.

THINKING GLOBALLY
More companies than ever compete globally and, therefore, we must make investment decisions knowing what is occurring outside of a company's local market. This trend plays to the strength of our environment of collaboration between our analysts and portfolio managers across the globe. The analysts know the most details about individual companies in specific industries and geographic regions. The portfolio managers have broader, cross-industry insights and a wider perspective on companies and industries. Our goal is to make sure those two sets of perspectives coordinate and work well together. As markets across the globe become more interdependent, we believe our collaborative environment allows us to produce solid investment ideas for our portfolios.

BUILDING A NETWORK
Simply put, we believe our structure assures that our analysts maintain their peripheral vision rather than becoming too immersed in a specific segment of the market. We do not believe that analysts and portfolio managers -- no matter how talented they may be -- can succeed by working in a vacuum. Through the latest technology available, our entire research team meets frequently via video and telephone teleconferences, email, and PDAs (Personal Digital Assistants). When we hire new analysts, we require them to spend an average of one year in Boston to learn MFS" culture and to build relationships with their peers. We believe the interaction among our analysts is the key to making our collaborative process work towards delivering superior long term investment performance for our fund shareholders. Our analysts work out of four research offices in Boston, London, Singapore, and Tokyo and are assigned to specific regions and industries. They meet regularly with their colleagues to discuss the trends around the world affecting the companies they cover.

In addition, our equity and fixed-income analysts often visit company managements as a team. This collaboration is vital because of the different perspective they bring to their analysis. Because a company's stock price has tended to follow its earnings over time, our equity research analysts tend to focus on gauging earnings potential, a company's position within its industry and its ability to grow its market share. Conversely, our fixed income analysts will look at stability of a company's cash flow, the value of its assets, and its capital structure to gauge whether the company can generate enough free cash flow to pay off its debt. As a result of their collaboration, we believe we're able to see a more complete view of a company.

WORKING TOGETHER
Our portfolio managers also work closely with the analysts to select the most appropriate securities for their portfolios from the various recommendations made by the analysts. Opinions are exchanged and ideas are challenged so that each member of our team is involved in our investment process. In fact, our portfolio managers will be the first ones to tell you that many of their best ideas start with the research analysts. We believe our collaborative approach also provides us with an effective way to assess risk. Our portfolio managers are not discouraged from taking on an appropriate level of risk; however, we have rigorous guidelines to assure that the level of risk is measured and monitored and consistent with the investment philosophies of each of our portfolios. All told, we believe our culture empowers the members of our investment team to continue to do their best work and allows them to make better investment decisions.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman
MFS Investment Management(R)

May 30, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW

[Photo of Peter C. Vaream]
     Peter C. Vaream

Dear Shareholders,
For the six months ended April 30, 2003, the trust provided a total return of 13.21% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period.

The trust's total return based on its net asset value (NAV) was 9.78%. The trust's results compare with returns over the same period for the following benchmarks: 11.71% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index); 3.10% for the Lehman Brothers Government Bond Index; and 22.95% for the Lehman Brothers High Yield Bond Index.

The J.P. Morgan Non-Dollar Government Bond Index measures the performance of international government bonds. The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

WAR CONCERNS DISCOUNTED LONG TERM
During the fourth quarter of 2002, economic growth worldwide continued to be anemic, increasing at a rate that was slightly below expectations. This year began the same way as war concerns over Iraq clouded most economic news, reducing short-term optimism.

But despite the geopolitical unrest in the Middle East, investor sentiment appeared to us to change during the period, as many on Wall Street decided to look ahead and discount the weak growth during the period. Instead of focusing on risk avoidance, many investors appeared to us to adopt a risk-seeking behavior.

As a result, certain parts of the bond market offered strong rates of return based on expectations of growth in future periods. Many of the higher-risk markets traded higher, notably high yield and emerging markets. Also, investment-grade corporate bonds bounced back sharply from the lows that we saw in October.

POSITIVE PERFORMERS
Generally, the trust's overall diversification and specific sector exposure to some of these rebounding areas, like high yield, emerging markets and high-grade corporate bonds, helped.

The top-performing issues in the trust during the period were German government bonds. What occurred in the United States was also going on internationally, as interest rates remained in a narrow channel, and the incremental yield that Germany offered when compared to the United States proved to be more attractive to investors.

A number of the best performers in the portfolio for the period were lower-quality debt issuers. The trust still focused on higher-quality bonds, but we did begin to add exposure to select lower-quality debt issuers because many of these issues were trading at depressed prices at the end of last year.

Focusing on lower-quality debt proved beneficial to the fund as many previously struggling sectors bounced back. One area in particular that did well during the period was the telecommunications sector, where an overexposure to communications companies TCI Communications and Paxson Communications helped the trust.

Additionally, our exposure to the finance sector helped the trust's performance, given the firming of company balance sheets and the increased profitability of financial intermediaries. On a risk adjusted basis, the mortgage sector continued to be a very strong performer for the fixed-income sector. A strong housing market translated into increased mortgage lending that improved business profitability for many banks. The banks we held were well-capitalized, had a strong consumer base, and had fewer credit problems than many investors expected.

NEGATIVE CONTRIBUTORS
The trust's exposure to Fleming Companies was the major detractor to performance during the period. A food distributor in the high-yield market, Fleming Companies suffered from allegations of accounting improprieties and ultimately filed for bankruptcy.

Also, being underweight versus our benchmark in "supranational" debt (from the World Bank, for example) hurt performance.

Respectfully,

/s/ Peter C. Vaream

Peter C. Vaream
Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   PETER C. VAREAM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND MANAGES THE INVESTMENT-GRADE BOND, GOVERNMENT SECURITIES AND GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES AND INSTITUTIONAL ACCOUNTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP.

   PETER JOINED MFS IN 1992 AND BECAME A PORTFOLIO MANAGER IN 1993. PREVIOUSLY, HE WAS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AT THE FIRST BOSTON CORP. FROM 1986 TO 1992. PRIOR TO THAT, HE SERVED AS A CORPORATE FINANCIAL ANALYST.

   PETER EARNED A BACHELOR'S DEGREE IN FINANCE FROM NEW YORK UNIVERSITY. HE IS A MEMBER OF THE LEHMAN BROTHERS INDEX ADVISORY COUNCIL.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


In accordance with Section 23(c) of the Investment Company Act of 1940, the trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

--------------------------------------------------------------------------------
   PERFORMANCE SUMMARY,BMARK,TITLE="PERFORMANCE SUMMARY":
--------------------------------------------------------------------------------

   (For the six months ended April 30, 2003)

   NET ASSET VALUE PER SHARE
   October 31, 2002                                                 $6.32
   April 30, 2003                                                   $6.72

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2002                                                 $5.69
   April 30, 2003 (high)*                                           $6.25
   November 15, 2002 (low)*                                         $5.69
   April 30, 2003                                                   $6.25

--------------------------------------------------------------------------------
   *For the period from November 1, 2002 through, April 30, 2003

NOTES TO PERFORMANCE SUMMARY

ALL RESULTS ARE HISTORICAL. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2003, our records indicate that there are 9,680 registered shareholders and approximately 38,500 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        c/o MFS Service Center, Inc.
        P.O. Box 55024
        Boston, MA 02205-5024
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments in any amount over $100 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2003

Bonds - 97.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 65.5%
  Advertising & Broadcasting - 3.5%
    Allbritton Communications Co., 7.75s, 2012                       $    1,000       $  1,040,000
    Clear Channel Communications, Inc., 6.5s, 2005                          275            320,811
    Dex Media East LLC, 9.875s, 2009##                                    1,500          1,717,500
    DirecTV Holdings LLC, 8.375s, 2013##                                    600            672,000
    Echostar DBS Corp., 9.375s, 2009                                      2,425          2,615,969
    Granite Broadcasting Corp., 10.375s, 2005                             1,221          1,214,895
    LIN Television Corp., 8s, 2008                                        1,000          1,080,000
    PanAmSat Corp., 8.5s, 2012                                            2,315          2,505,988
    Paxson Communications Corp., 0s to 2006, 12.25s to 2009               2,275          1,911,000
    Radio One, Inc., 8.875s, 2011                                         1,425          1,567,500
    Reed Elsevier Capital, Inc., 6.125s, 2006                               230            251,237
    Spanish Broadcasting Systems, Inc., 9.625s, 2009                      1,400          1,480,500
    XM Satellite Radio, Inc., 0s to 2005, 14s to 2009                       380            267,900
    Young Broadcasting, Inc., 8.5s, 2008                                  2,750          2,945,937
                                                                                      ------------
                                                                                      $ 19,591,237
---------------------------------------------------------------------------------------------------
  Aerospace - 1.2%
    Argo-Tech Corp., 8.625s, 2007                                    $      165       $    145,200
    BAE Systems Holdings, Inc., 6.4s, 2011##                              1,922          2,027,116
    Boeing Capital Corp., 5.75s, 2007                                     1,153          1,222,521
    Hexcel Corp., 9.875s, 2008##                                          1,215          1,300,050
    K & F Industries, Inc., 9.25s, 2007                                     200            208,500
    K & F Industries, Inc., 9.625s, 2010                                  1,500          1,620,000
                                                                                      ------------
                                                                                      $  6,523,387
---------------------------------------------------------------------------------------------------
  Airlines - 0.4%
    Continental Airlines, Inc., 6.545s, 2019                         $    2,395       $  2,082,120
---------------------------------------------------------------------------------------------------
  Apparel & Textiles
    Westpoint Stevens, Inc., 7.875s, 2008                            $    1,225       $    226,625
---------------------------------------------------------------------------------------------------
  Automotive - 2.2%
    Collins & Aikman Corp., 10.75s, 2011                             $    1,443       $  1,479,075
    DaimlerChrysler AG, 7.45s, 2097                                       1,288          1,374,382
    Ford Motor Credit Co., 5.625s, 2004                                     255            288,293
    Ford Motor Credit Co., 7.5s, 2005                                     2,141          2,239,452
    GMAC, 6s, 2006                                                          375            431,905
    GMAC, 7s, 2012                                                        2,610          2,674,170
    GMAC, 8s, 2031                                                        1,367          1,423,782
    Navistar International Corp., 9.375s, 2006                            1,100          1,174,250
    TRW, Inc., 9.375s, 2013##                                               635            693,738
    TRW, Inc., 11s, 2013##                                                  200            219,000
                                                                                      ------------
                                                                                      $ 11,998,047
---------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.0%
    Abbey National Capital, 8.963s, 2049                             $    2,109       $  2,825,103
    Bank of America Corp., 7.4s, 2011                                     2,355          2,827,152
    Credit Suisse First Boston Corp., 4.625s, 2008                          722            752,439
    Credit Suisse First Boston Corp., 6.125s, 2011                          881            956,697
    Credit Suisse First Boston Corp., 6.5s, 2012                          2,146          2,390,537
    Popular, Inc., 4.25s, 2008                                            1,525          1,542,568
                                                                                      ------------
                                                                                      $ 11,294,496
---------------------------------------------------------------------------------------------------
  Broadcast & Cable TV - 5.7%
    Charter Communications Holdings LLC, 8.625s, 2009                $    3,300       $  2,169,750
    Comcast Corp., 6.5s, 2015                                             2,239          2,432,438
    Continental Cablevision, Inc., 9.5s, 2013                             7,341          8,666,329
    Cox Communications, Inc., 7.125s, 2012                                2,420          2,825,737
    CSC Holdings, Inc., 8.125s, 2009                                      3,469          3,677,140
    Jones Intercable, Inc., 8.875s, 2007                                  1,500          1,609,910
    Lenfest Communications, Inc., 10.5s, 2006                               500            577,500
    Mediacom Communications Corp., 11s, 2013                              2,600          2,957,500
    TCI Communications Financing III, 9.65s, 2027                         5,000          5,563,305
    Tele Communications, Inc., 9.8s, 2012                                 1,135          1,464,366
                                                                                      ------------
                                                                                      $ 31,943,975
---------------------------------------------------------------------------------------------------
  Building - 1.4%
    American Standard, Inc., 7.375s, 2008                            $    2,415       $  2,608,200
    CRH America, Inc., 6.95s, 2012                                        1,208          1,372,093
    Nortek, Inc., 9.25s, 2007                                               125            128,906
    Nortek, Inc., 8.875s, 2008                                            1,215          1,257,525
    Williams Scotsman, Inc., 9.875s, 2007                                 2,725          2,711,375
                                                                                      ------------
                                                                                      $  8,078,099
---------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Iron Mountain, Inc., 8.625s, 2013                                $      985       $  1,073,650
    Iron Mountain, Inc., 7.75s, 2015                                      1,630          1,752,250
                                                                                      ------------
                                                                                      $  2,825,900
---------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Huntsman ICI Holdings LLC, 10.125s, 2009                         $    1,900       $  1,957,000
    Lyondell Chemical Co., 9.875s, 2007                                   1,060          1,091,800
                                                                                      ------------
                                                                                      $  3,048,800
---------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    KinderCare Learning Centers, Inc., 9.5s, 2009                    $      350       $    344,750
    Samsonite Corp., 10.75s, 2008                                           740            699,300
    Sealy Mattress Co., 9.875s, 2007##                                      900            927,000
                                                                                      ------------
                                                                                      $  1,971,050
---------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Ball Corp., 7.75s, 2006                                          $      500       $    533,750
    Owens-Brockway Glass Container, Inc., 8.875s, 2009                      515            552,337
    Owens-Brockway Glass Container, Inc., 8.25s, 2013##                   2,090          2,152,700
    Pliant Corp., 13s, 2010                                               1,000            925,000
    Silgan Holdings, Inc., 9s, 2009                                       1,500          1,560,000
                                                                                      ------------
                                                                                      $  5,723,787
---------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 7.5%
    Airplane Pass-Through Trust, 10.875s, 2019                       $      247       $      4,938
    Amresco Commercial Mortgage Funding Corp., 7s, 2029                   3,570          3,553,421
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                     8,000          6,724,598
    Commercial Mortgage Pass-Through Certificate, 7.146s,
      2018 (Interest Only)                                               41,943          1,285,806
    CPS Auto Receivables Trust, 2.89s, 2009                               1,387          1,392,368
    DLJ Mortgage Acceptance Corp., 8s, 2003                                  67             66,987
    Falcon Auto Dealership LLC, 4.198s, 2023 (Interest Only)              9,604          1,836,857
    First Union Lehman Brothers Bank, 7.243s, 2028 (Interest Only)       85,584          2,304,971
    GMAC Commercial Mortgage Securities, Inc., 6.02s, 2033                5,800          5,089,500
    LB Commercial Mortgage Trust, 7.603s, 2028 (Interest Only)           26,195            988,652
    Morgan Stanley Capital I, Inc., 7.642s, 2039                          5,560          5,363,465
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,250          2,154,560
    Mortgage Capital Funding, Inc., 7.51s, 2031 (Interest Only)          25,950            902,312
    Nationslink Funding Corp., 5s, 2031                                   4,560          4,060,270
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                  5,888          6,503,243
                                                                                      ------------
                                                                                      $ 42,231,948
---------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    L-3 Communications Corp., 7.625s, 2012                           $    1,455       $  1,604,138
---------------------------------------------------------------------------------------------------
  Energy - 0.9%
    Ocean Energy, Inc., 4.375s, 2007                                 $      908       $    939,617
    Triton Energy Ltd., 9.25s, 2005                                       3,500          3,959,575
                                                                                      ------------
                                                                                      $  4,899,192
---------------------------------------------------------------------------------------------------
  Entertainment - 2.3%
    AMC Entertainment, Inc., 9.5s, 2011                              $    1,700       $  1,776,500
    Disney (Walt) Co., 6.75s, 2006                                        2,140          2,347,270
    News America Holdings, Inc., 7.7s, 2025                                 517            584,161
    News America, Inc., 6.55s, 2033##                                       529            537,308
    Regal Cinemas Corp., 9.375s, 2012                                     2,425          2,667,500
    Time Warner, Inc., 6.95s, 2028                                        1,342          1,377,457
    Turner Broadcasting Systems, Inc., 8.375s, 2013                         419            485,560
    Turner Broadcasting Systems, Inc., 8.4s, 2024                         3,000          3,322,503
                                                                                      ------------
                                                                                      $ 13,098,259
---------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Burns Philp Capital Property Ltd., 9.75s, 2012##                 $    3,480       $  3,480,000
---------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    Buckeye Cellulose Corp., 9.25s, 2008                             $    2,150       $  2,107,000
    Georgia Pacific Corp., 9.375s, 2013##                                   565            621,500
    International Paper Co., 5.375s, 2006                                   140            162,200
    MeadWestvaco Corp., 6.8s, 2032                                        2,678          2,834,028
    Weyerhaeuser Co., 6.75s, 2012                                         1,456          1,631,094
                                                                                      ------------
                                                                                      $  7,355,822
---------------------------------------------------------------------------------------------------
  Gaming & Lodging - 2.6%
    Aztar Corp., 8.875s, 2007                                        $    1,550       $  1,619,750
    Coast Hotels & Casinos, Inc., 9.5s, 2009                              1,295          1,392,125
    HMH Properties, Inc., 8.45s, 2008                                     2,635          2,700,875
    Hollywood Park, Inc., 9.5s, 2007                                      1,350          1,323,000
    MGM Mirage, Inc., 8.375s, 2011                                        1,550          1,693,375
    Park Place Entertainment Corp., 8.875s, 2008                          1,540          1,663,200
    Starwood Hotels & Resorts, 7.875s, 2012                               2,600          2,720,250
    Venetian Casino Resort LLC, 11s, 2010                                 1,525          1,673,687
                                                                                      ------------
                                                                                      $ 14,786,262
---------------------------------------------------------------------------------------------------
  Home Construction - 0.5%
    D. R. Horton, Inc., 8s, 2009                                     $    2,665       $  2,891,525
---------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Timken Co., 5.75s, 2010                                          $      482       $    491,225
---------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    MetLife, Inc., 6.5s, 2032                                        $    2,597       $  2,880,707
---------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty - 1.3%
    Allstate Corp., 7.2s, 2009                                       $    1,703       $  1,985,700
    Safeco Corp., 4.2s, 2008                                              1,980          1,997,659
    Travelers Property Casualty Corp., 5s, 2013##                         2,306          2,348,313
    Willis Corroon Corp., 9s, 2009#                                         685            732,950
                                                                                      ------------
                                                                                      $  7,064,622
---------------------------------------------------------------------------------------------------
  Machinery & Tools - 1.6%
    AGCO Corp., 9.5s, 2008                                           $    2,000       $  2,180,000
    Manitowoc Co., Inc., 10.5s, 2012                                      1,180          1,286,200
    Terex Corp., 8.875s, 2008                                               960            998,400
    Terex Corp., 9.25s, 2011                                              1,380          1,476,600
    Terex Corp., 10.375s, 2011                                            1,140          1,265,400
    Thermadyne Manufacturing Corp., 9.875s, 2008                            230              9,487
    United Rentals, Inc., 10.75s, 2008                                    1,600          1,728,000
                                                                                      ------------
                                                                                      $  8,944,087
---------------------------------------------------------------------------------------------------
  Manufacturing
    Day International Group, Inc., 11.125s, 2005                     $      105       $    106,050
---------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.5%
    Alliance Imaging, Inc., 10.375s, 2011                            $    1,600       $  1,504,000
    Fisher Scientific International, Inc., 8.125s, 2012                   1,305          1,402,875
                                                                                      ------------
                                                                                      $  2,906,875
---------------------------------------------------------------------------------------------------
  Metals & Mining - 0.4%
    P&L Coal Holdings Corp., 9.625s, 2008                            $    1,411       $  1,481,550
    Peabody Energy Corp., 6.875s, 2013##                                    340            353,600
    Phelps Dodge Corp., 8.75s, 2011                                         501            565,529
                                                                                      ------------
                                                                                      $  2,400,679
---------------------------------------------------------------------------------------------------
  Municipals - 3.1%
    Austin, TX Electric Utility Systems Revenue, 5.5s, 2013          $    2,250       $  2,593,418
    Florida Board of Education Capital Outlay, 5s, 2030                   3,000          3,073,140
    Metropolitan Transportation Authority, NY, 5s, 2031                   3,000          3,073,950
    New Jersey Economic Development Authority, 5.5s, 2012                 1,500          1,729,110
    Philadelphia, PA Water & Wastewater Revenue, 5s, 2031                 2,700          2,766,366
    State of Massachusetts, 5.5s, 2013                                    3,620          4,194,747
                                                                                      ------------
                                                                                      $ 17,430,731
---------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.6%
    ANR Pipeline Co., 8.875s, 2010##                                 $      440       $    486,200
    Dynegy, Inc., 6.875s, 2011                                            1,600          1,360,000
    Kinder Morgan Energy Partners LP, 7.3s, 2033                          2,578          3,010,581
    Southern Natural Gas Co., 8.875s, 2010##                              1,540          1,701,700
    Williams Cos., Inc., 7.125s, 2011                                     2,100          1,984,500
    Williams Cos., Inc., 7.75s, 2031                                        499            449,100
                                                                                      ------------
                                                                                      $  8,992,081
---------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Valero Energy Corp., 6.875s, 2012                                $    1,331       $  1,480,981
    XTO Energy, Inc., 6.25s, 2013##                                       1,594          1,661,745
                                                                                      ------------
                                                                                      $  3,142,726
---------------------------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Allied Waste North America, Inc., 10s, 2009                      $    2,375       $  2,538,281
---------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    American Media Operations, Inc., 8.875s, 2011##                  $    1,600       $  1,732,000
    Hollinger International Publishing, Inc., 9s, 2010##                    800            856,000
    Houghton Mifflin Co., 8.25s, 2011##                                     960          1,020,000
    Houghton Mifflin Co., 9.875s, 2013##                                    610            658,800
    Mail-Well, Inc., 9.625s, 2012                                         1,050          1,065,750
                                                                                      ------------
                                                                                      $  5,332,550
---------------------------------------------------------------------------------------------------
  Real Estate - 1.2%
    Equity Office Properties Trust, 5.875s, 2013                     $    2,201       $  2,326,310
    Kimco Realty Corp., 6s, 2012                                          1,399          1,506,128
    Vornado Realty Trust, 5.625s, 2007                                    2,811          2,894,307
                                                                                      ------------
                                                                                      $  6,726,745
---------------------------------------------------------------------------------------------------
  Residential Mortgage-Backed - 0.4%
    Residential Accredit Loans, Inc., 7.75s, 2027                    $    1,968       $  1,965,259
---------------------------------------------------------------------------------------------------
  Retail - 0.8%
    J. Crew Corp., 10.375s, 2007                                     $      725       $    652,500
    Penney (J.C.) Co., Inc., 8s, 2010                                       722            767,125
    Rite Aid Corp., 9.5s, 2011##                                          1,760          1,874,400
    Sears Roebuck Corp., 7s, 2032                                         1,411          1,441,033
                                                                                      ------------
                                                                                      $  4,735,058
---------------------------------------------------------------------------------------------------
  Small Business Administration - 0.4%
    Small Business Administration, 5.34s, 2021                       $    1,922       $  1,987,036
---------------------------------------------------------------------------------------------------
  Steel - 0.3%
    AK Steel Corp., 7.75s, 2012                                      $    1,600       $  1,398,000
    WCI Steel, Inc., 10s, 2004                                              565            175,150
                                                                                      ------------
                                                                                      $  1,573,150
---------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Fleming Cos., Inc., 9.25s, 2010                                  $    1,695       $    241,537
    Roundy's, Inc., 8.875s, 2012                                          1,650          1,699,500
                                                                                      ------------
                                                                                      $  1,941,037
---------------------------------------------------------------------------------------------------
  Technology - 0.6%
    Unisys Corp., 7.875s, 2008                                       $    3,250       $  3,388,125
---------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.9%
    AT&T Wireless Services, Inc., 8.75s, 2031                        $      540       $    672,427
    Centennial Cellular Operating Co., 10.75s, 2008                         500            417,500
    Rural Cellular Corp., 9.75s, 2010                                     1,125            978,750
    Triton PCS, Inc., 0s to 2003, 11s to 2008                             1,460          1,463,650
    Verizon Wireless Capital LLC, 5.375s, 2006                            1,221          1,315,773
                                                                                      ------------
                                                                                      $  4,848,100
---------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.7%
    Citizens Communications Co., 8.5s, 2006                          $      791       $    916,381
    Qwest Services Corp., 13.5s, 2010##                                   1,600          1,776,000
    Sprint Capital Corp., 6.875s, 2028                                    1,501          1,388,425
                                                                                      ------------
                                                                                      $  4,080,806
---------------------------------------------------------------------------------------------------
  Tobacco - 0.1%
    Philip Morris, Inc., 6.8s, 2003                                  $      593       $    595,988
---------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 4.9%
    FNMA, 6s, 2016                                                   $    1,537       $  1,611,001
    FNMA, 6s, 2017                                                        4,775          5,005,397
    FNMA, 6.5s, 2031                                                        885            924,615
    FNMA, 5.5s, 2032                                                      8,201          8,357,327
    FNMA, 6.5s, 2032                                                     11,271         11,776,528
                                                                                      ------------
                                                                                      $ 27,674,868
---------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.3%
    U.S. Treasury Bonds, 5.375s, 2031                                $    3,841       $  4,191,192
    U.S. Treasury Bonds, 3.375s, 2032                                     1,150          1,318,778
    U.S. Treasury Notes, 3.375s, 2007                                     2,253          2,454,001
    U.S. Treasury Notes, 4.25s, 2010                                      4,809          5,544,308
    U.S. Treasury Notes, 3s, 2012                                         4,684          5,031,156
                                                                                      ------------
                                                                                      $ 18,539,435
---------------------------------------------------------------------------------------------------
  Utilities - Electrical Power - 4.6%
    AES Corp., 8.875s, 2011                                          $    1,600       $  1,528,000
    Beaver Valley Funding Corp. II, 9s, 2017                              1,491          1,723,325
    BVPS II Funding Corp., 8.68s, 2017                                      928          1,085,250
    Entergy Corp., 8.09s, 2017                                            2,132          2,293,590
    FirstEnergy Corp., 5.5s, 2006                                         2,278          2,407,169
    MidAmerican Energy Holdings Co., 5.875s, 2012                         3,552          3,712,302
    Niagara Mohawk Power Corp., 8.77s, 2018                               2,354          2,451,771
    Progress Energy, Inc., 5.85s, 2008                                    2,501          2,738,735
    PSEG Energy Holdings LLC, 7.75s, 2007##                                 777            813,907
    PSEG Power LLC, 7.75s, 2011                                           2,511          2,977,531
    TXU Corp., 6.375s, 2006                                               3,943          4,199,295
                                                                                      ------------
                                                                                      $ 25,930,875
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    AmeriGas Partners LP, 8.875s, 2011                               $    1,635       $  1,765,800
---------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    Verizon New York, Inc., 6.875s, 2012                             $    3,473       $  4,001,483
---------------------------------------------------------------------------------------------------
TOTAL U.S. BONDS                                                                      $367,639,048
---------------------------------------------------------------------------------------------------
Foreign Bonds - 31.8%
  Algeria - 0.1%
    Republic of Algeria, 2.188s, 2010                                $      638       $    593,543
---------------------------------------------------------------------------------------------------
  Australia - 0.5%
    Government of Australia, 5.75s, 2011                             AUD  2,293       $  1,485,096
    Government of Australia, 6.25s, 2015                                  1,530          1,020,487
                                                                                      ------------
                                                                                      $  2,505,583
---------------------------------------------------------------------------------------------------
  Austria - 1.0%
    Republic of Austria, 5.5s, 2007                                  EUR  3,264       $  3,992,955
    Republic of Austria, 5s, 2012                                         1,210          1,448,699
                                                                                      ------------
                                                                                      $  5,441,654
---------------------------------------------------------------------------------------------------
  Belgium - 0.3%
    Kingdom of Belgium, 5s, 2012                                     EUR  1,201       $  1,437,117
---------------------------------------------------------------------------------------------------
  Brazil - 1.5%
    Banco Nacional de Desenvolvi, 20.369s, 2008
      (Banks &  Credit Cos.)##                                       $      475       $    472,625
    Federal Republic of Brazil, 2.125s, 2006                              1,691          1,585,221
    Federal Republic of Brazil, 2.188s, 2009                              1,191            988,384
    Federal Republic of Brazil, 2.625s, 2012                                358            264,025
    Federal Republic of Brazil, 8s, 2014                                  3,321          2,905,974
    Federal Republic of Brazil, 8.875s, 2024                              1,695          1,271,250
    Federal Republic of Brazil, 10.125s, 2027                             1,055            860,247
    Federal Republic of Brazil, 12.25s, 2030                                113            108,480
                                                                                      ------------
                                                                                      $  8,456,206
---------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 8.25s, 2015##                              $    1,260       $  1,417,599
---------------------------------------------------------------------------------------------------
  Canada - 2.3%
    Abitibi Consolidated, Inc., 6.95s, 2006 (Forest &
      Paper Products)                                                $    2,500       $  2,594,888
    Abitibi Consolidated, Inc., 8.55s, 2010 (Forest &
      Paper Products)                                                     1,384          1,566,181
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                     1,262          1,398,460
    Government of Canada, 5.75s, 2006                                CAD  1,659          1,219,420
    Government of Canada, 5.5s, 2009                                      2,163          1,583,252
    Government of Canada, 5.25s, 2012                                     3,046          2,174,166
    Government of Canada, 8s, 2023                                        1,159          1,062,351
    Tembec, Inc., 7.75s, 2012 (Forest & Paper Products)              $    1,500          1,522,500
                                                                                      ------------
                                                                                      $ 13,121,218
---------------------------------------------------------------------------------------------------
  Chile - 0.1%
    HQI Transelec Chile S.A., 7.875s, 2011 (Utilities - Electric)    $      700       $    783,780
---------------------------------------------------------------------------------------------------
  Colombia - 0.4%
    Republic of Colombia, 9.75s, 2009                                $    1,325       $  1,457,500
    Republic of Colombia, 10s, 2012                                         102            112,302
    Republic of Colombia, 10.75s, 2013                                      448            515,200
    Republic of Colombia, 11.75s, 2020                                       30             36,413
                                                                                      ------------
                                                                                      $  2,121,415
---------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Kingdom of Denmark, 7s, 2007                                     DKK 24,092       $  4,167,804
    Kingdom of Denmark, 6s, 2009                                          4,071            688,371
    Unikredit Realkredit, 5s, 2035 (Banks & Credit Cos.)                  4,605            667,677
                                                                                      ------------
                                                                                      $  5,523,852
---------------------------------------------------------------------------------------------------
  Dominican Republic - 0.4%
    Dominican Republic, 9.5s, 2006##                                 $      952       $  1,006,740
    Dominican Republic, 9.04s, 2013##                                       940            945,875
                                                                                      ------------
                                                                                      $  1,952,615
---------------------------------------------------------------------------------------------------
  Ecuador
    Republic of Ecuador, 12s, 2012                                   $       58       $     48,140
    Republic of Ecuador, 6s, 2030                                            87             52,200
                                                                                      ------------
                                                                                      $    100,340
---------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Republic of Finland, 2.75s, 2006                                 EUR    304       $    339,252
    Republic of Finland, 5.375s, 2013                                     3,857          4,748,522
                                                                                      ------------
                                                                                      $  5,087,774
---------------------------------------------------------------------------------------------------
  France - 2.0%
    Crown Cork & Seal Co., Inc., 9.5s, 2011 (Containers)##           $      880       $    937,200
    Crown Cork & Seal Co., Inc., 10.25s, 2011 (Containers)##         EUR    520            604,561
    Crown Cork & Seal Co., Inc., 10.875s, 2013 (Containers)##        $      195            210,112
    France Telecom S.A., 8.7s, 2006 (Telecommunications - Wireline)         105            119,246
    France Telecom S.A., 10s, 2031 (Telecommunications - Wireline)        2,141          2,847,778
    Groupe Danone, 5.625s, 2003 (Food & Beverage Products)           EUR     50             56,245
    Republic of France, 4.75s, 2007                                       1,182          1,401,697
    Republic of France, 3s, 2009                                          1,264          1,504,023
    Republic of France, 4.75s, 2012                                       1,307          1,536,050
    Republic of France, 5s, 2012                                            400            477,949
    SNCF, 7.5s, 2008 (Railroads)                                            750            988,393
    Societe Generale Capital Trust I, 7.875s, 2049 (Banks
      & Credit Cos.)                                                        300            392,014
    Vivendi Environnement, 5.875s, 2008 (Pollution Control)                 250            300,741
                                                                                      ------------
                                                                                      $ 11,376,009
---------------------------------------------------------------------------------------------------
  Germany - 4.7%
    Coca Cola Erfrischungsgetranke, 5.875s, 2005 (Food &
      Beverage Products)                                             EUR    600       $    709,854
    DePfa Deutsche Pfandbriefbank AG, 5.5s, 2010
      (Corporate Asset-Backed)                                              960          1,178,915
    Federal Republic of Germany, 4s, 2009                                 1,653          1,888,534
    Federal Republic of Germany, 4.5s, 2009                              18,320         21,498,937
    Kreditanstalt fur Wiederaufbau, 4.75s, 2006 (Banks &
      Credit Cos.)                                                          750            883,850
                                                                                      ------------
                                                                                      $ 26,160,090
---------------------------------------------------------------------------------------------------
  Greece - 0.5%
    FAGE Dairy Industry S.A., 9s, 2007 (Food & Beverage Products)    $    2,770       $  2,690,363
    Republic of Greece, 6.5s, 2014                                   EUR    260            343,639
                                                                                      ------------
                                                                                      $  3,034,002
---------------------------------------------------------------------------------------------------
  Ireland - 1.2%
    MDP Acquisitions PLC, 9.625s, 2012 (Forest & Paper Products)##   $      940       $  1,019,900
    Republic of Ireland, 4.25s, 2007                                 EUR  2,239          2,611,946
    Republic of Ireland, 5s, 2013                                         2,479          2,963,602
                                                                                      ------------
                                                                                      $  6,595,448
---------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Republic of Italy, 4.5s, 2005                                    EUR  4,745       $  5,508,128
    Republic of Italy, 4.5s, 2007                                         1,829          2,153,004
    Republic of Italy, 4.75s, 2013                                          591            690,674
                                                                                      ------------
                                                                                      $  8,351,806
---------------------------------------------------------------------------------------------------
  Kazakhstan - 0.5%
    Kazkommerts International B.V., 10.125s, 2007 (Banks
      & Credit Cos.)                                                 $      415       $    454,136
    Kazkommerts International B.V., 8.5s, 2013 (Banks &
      Credit Cos.)##                                                      1,171          1,160,754
    KazTransOil Co., 8.5s, 2006 (Oils)##                                  1,137          1,193,850
                                                                                      ------------
                                                                                      $  2,808,740
---------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Tyco International Group S.A., 7s, 2028
      (Conglomerates)                                                $    1,800       $  1,692,000
---------------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    Petroliam Nasional, 7.75s, 2015 (Oil Services)                   $      999       $  1,151,348
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                  1,087          1,197,117
                                                                                      ------------
                                                                                      $  2,348,465
---------------------------------------------------------------------------------------------------
  Mexico - 1.8%
    BBVA Bancomer S.A. de C.V., 10.5s, 2011 (Banks & Credit Cos.)##  $    1,314       $  1,498,057
    Grupo Televisa S.A., 8.5s, 2032 (Broadcast & Cable TV)                1,516          1,516,000
    Pemex Finance Ltd., 9.69s, 2009 (Energy - Integrated)                   905          1,098,561
    Pemex Project Funding Master Trust, 9.125s, 2010 (Finance)            1,104          1,324,800
    Pemex Project Funding Master Trust, 8.625s, 2022 (Finance)              145            160,950
    United Mexican States, 11.375s, 2016                                    386            551,980
    United Mexican States, 8.125s, 2019                                     243            274,226
    United Mexican States, 11.5s, 2026                                    2,622          3,794,536
                                                                                      ------------
                                                                                      $ 10,219,110
---------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Deutsche Telekom International Finance B.V., 8.125s,
      2012 (Telecommunications - Wireline)                           EUR    130       $    173,556
    Deutsche Telekom International Finance B.V., 8.75s,
      2030 (Telecommunications - Wireline)                           $    1,414          1,747,370
    Kingdom of Netherlands, 5s, 2012                                 EUR  3,528          4,230,284
                                                                                      ------------
                                                                                      $  6,151,210
---------------------------------------------------------------------------------------------------
  New Zealand - 0.7%
    Government of New Zealand, 7s, 2009                              NZD  4,605       $  2,749,603
    Government of New Zealand, 6.5s, 2013                                 2,276          1,329,317
                                                                                      ------------
                                                                                      $  4,078,920
---------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Kingdom of Norway, 5.5s, 2009                                    NOK  5,378       $    786,892
---------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 9.375s, 2023                                 $       73       $     78,840
    Republic of Panama, 9.375s, 2029                                      1,100          1,223,750
                                                                                      ------------
                                                                                      $  1,302,590
---------------------------------------------------------------------------------------------------
  Peru
    Republic of Peru, 9.875s, 2015                                   $      125       $    140,313
---------------------------------------------------------------------------------------------------
  Philippines
    Philippines Republic, 9s, 2013                                   $       25       $     25,938
    Philippines Republic, 10.625s, 2025                                      60             64,800
                                                                                      ------------
                                                                                      $     90,738
---------------------------------------------------------------------------------------------------
  Poland - 0.2%
    PTC International Finance B.V., 10.75s, 2007
      (Telecommunications - Wireless)                                $      266       $    279,300
    PTC International Finance B.V., 11.25s, 2009
      (Telecommunications - Wireless)                                       857            955,555
                                                                                      ------------
                                                                                      $  1,234,855
---------------------------------------------------------------------------------------------------
  Qatar
    State of Qatar, 9.75s, 2030##                                    $      187       $    246,385
---------------------------------------------------------------------------------------------------
  Russia - 1.8%
    Gazprom, 9.625s, 2013 (Utilities - Gas)##                        $      200       $    213,000
    Ministry of Finance, 12.75s, 2028                                       868          1,341,060
    Mobile TeleSystems, 9.75s, 2008 (Telecommunications - Wireless)##     1,430          1,522,950
    Russian Federation, 3s, 2008                                          2,799          2,463,120
    Russian Federation, 5s, 2030##                                        1,780          1,603,401
    Siberian Oil Co., 10.75s, 2009 (Energy)                               1,006          1,163,841
    Tyumen Oil Co., 11s, 2007 (Oil Services)                                328            379,660
    Vimplecom B.V., 10.45s, 2005 (Telecommunications - Wireless)##        1,551          1,651,815
                                                                                      ------------
                                                                                      $ 10,338,847
---------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Credit Cos.)##  $    2,303       $  2,623,336
    Flextronics International Ltd., 9.875s, 2010 (Electronics)            1,890          2,116,800
                                                                                      ------------
                                                                                      $  4,740,136
---------------------------------------------------------------------------------------------------
  Spain - 2.0%
    Kingdom of Spain, 7s, 2005                                       $    4,988       $  5,511,755
    Kingdom of Spain, 5.35s, 2011                                    EUR  3,850          4,728,576
    Kingdom of Spain, 5.5s, 2017                                            998          1,235,168
                                                                                      ------------
                                                                                      $ 11,475,499
---------------------------------------------------------------------------------------------------
  Supra-National - 0.7%
    Central American Bank, 6.75s, 2013 (Banks & Credit Cos.)##       $       35       $     36,523
    Corporacion Andina de Fomento, 6.875s, 2012 (Banks & Credit Cos.)     2,800          2,984,044
    European Investment Bank, 5.375s, 2012 (Banks & Credit Cos.)     EUR    750            919,849
                                                                                      ------------
                                                                                      $  3,940,416
---------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Assa Abloy AB, 5.125s, 2006 (Metals & Mining)                    EUR    130       $    152,280
    Kingdom of Sweden, 8s, 2007                                      SEK  3,690            521,569
    Kingdom of Sweden, 5.25s, 2011                                        6,500            831,801
    Kingdom of Sweden, 5.5s, 2012                                         7,845          1,017,650
                                                                                      ------------
                                                                                      $  2,523,300
---------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Credit Suisse Group, 7.974s, 2010 (Banks & Credit Cos.)          EUR    265       $    333,953
---------------------------------------------------------------------------------------------------
  Tunisia
    Banque Centrale de Tunisie, 8.25s, 2027                          $       59       $     63,130
---------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.5s, 2012                                  $       23       $     22,770
    Republic of Turkey, 11.875s, 2030                                        95             96,663
                                                                                      ------------
                                                                                      $    119,433
---------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    Bank of Ireland UK Holdings, 7.4s, 2049 (Banks & Credit Cos.)    EUR    500       $    643,431
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##           $    2,259          2,833,337
    Europa Two Ltd., 2.865s, 2027 (Corporate Asset-Backed)           EUR    392            436,390
    Global Tele Systems Ltd., 10.875s, 2008
      (Telecommunications - Wireline) (In default)                   $      165                 17
    Granite Mortgages PLC, 5.15s, 2042 (Residential
      Mortgage-Backed)                                               EUR    350            415,872
    National Westminster Bank PLC, 6.625s, 2049 (Banks & Credit Cos.)       330            405,704
    NGG Finance PLC, 5.25s, 2006 (Utilities - Electric)                     200            234,260
    OTE Telecommunications PLC, 6.125s, 2007
      (Telecommunications - Wireline)                                       195            233,878
    Pearson PLC, 6.125s, 2007 (Printing & Publishing)                       135            161,601
    Rolls Royce PLC, 6.375s, 2007 (Aerospace)                               300            355,459
    Telewest Communications PLC, 9.625s, 2006 (Broadcast & Cable TV) $      350             80,500
    United Kingdom Treasury, 7.25s, 2007                             GBP  2,106          3,829,556
    Vodafone Airtouch PLC, 5.75s, 2006
      (Telecommunications - Wireless)                                EUR    140            168,291
                                                                                      ------------
                                                                                      $  9,798,296
---------------------------------------------------------------------------------------------------
  Venezuela
    Republic of Venezuela, 2.313s, 2007                              $      119       $     88,095
---------------------------------------------------------------------------------------------------
  Vietnam
    Republic of Vietnam, 3.5s, 2028                                  $      207       $    133,826
---------------------------------------------------------------------------------------------------
  Ukraine
    Republic of Ukraine, 11s, 2007                                   $       71       $     79,268
---------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS                                                                   $178,794,468
---------------------------------------------------------------------------------------------------

TOTAL BONDS (IDENTIFIED COST, $509,704,319)                                           $546,433,516
---------------------------------------------------------------------------------------------------

Stocks - 0.2%
---------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES              VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Apparel & Manufacturers - 0.1%
    Sind Holdings, Inc.                                                   5,720       $    371,800
---------------------------------------------------------------------------------------------------
  Metals & Mining - 0.1%
    Metal Management, Inc.                                               67,037       $    576,518
---------------------------------------------------------------------------------------------------
  Tobacco
    Reynolds (R.J) Tobacco Holdings, Inc.                                 2,302       $     64,847
---------------------------------------------------------------------------------------------------
  Utilities - Telephone
    ITC Deltacom, Inc.                                                  112,647       $    202,765
---------------------------------------------------------------------------------------------------
TOTAL U.S. STOCKS                                                                     $  1,215,930
---------------------------------------------------------------------------------------------------
Foreign Stocks
  United Kingdom
    Colt Telecom Group PLC, ADR (Telecommunications - Wireline)*
      (Identified Cost $5,250)                                            1,440       $      4,232
---------------------------------------------------------------------------------------------------
TOTAL STOCKS (IDENTIFIED COST, $3,823,827)                                            $  1,220,162
---------------------------------------------------------------------------------------------------
Convertible Bonds - 0.1%
---------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
---------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Italy - 0.1%
    Telecom Italia S.p.A., 6.25s, 2012
      (Telecomminucations - Wireline)                                EUR    290       $    341,215
---------------------------------------------------------------------------------------------------
  United Kingdom
    Fortis Capital Co., 6.25s, 2049 (Banks & Credit Cos.)            EUR    155       $    179,721
---------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (IDENTIFIED COST, $387,299)                                   $    520,936
---------------------------------------------------------------------------------------------------
Rights
---------------------------------------------------------------------------------------------------
                                                                         SHARES
---------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                        501,000       $      2,204
---------------------------------------------------------------------------------------------------
Warrants
---------------------------------------------------------------------------------------------------
U.S. Warrants
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Business Services)                                                 1,625       $        249
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Business Services)                                                   700                 83
---------------------------------------------------------------------------------------------------
TOTAL U.S. WARRANTS                                                                   $        332
---------------------------------------------------------------------------------------------------
Foreign Warrants
    Ono Finance PLC, Expire 3/16/2011 (Broadcast & Cable TV)              1,000       $         10
---------------------------------------------------------------------------------------------------
TOTAL WARRANTS (IDENTIFIED COST, $166,689)                                            $        342
---------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.6%
---------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
---------------------------------------------------------------------------------------------------
    Goldman Sachs Group, LP dated 4/30/03 due 5/01/03,
      total to be received $14,547,533 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost              $   14,547       $ 14,547,000
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (IDENTIFIED COST, $528,629,134)                                     $562,724,160

Other Assets, Less Liabilities - (0.2)%                                                 (1,253,092)
---------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                   $561,471,068
---------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

  AUD = Australian Dollar                   GBP = British Pound
  CAD = Canadian Dollar                     NOK = Norwegian Krone
  DKK = Danish Krone                        NZD = New Zealand Dollar
  EUR = Euro                                SEK = Swedish Krona
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
APRIL 30, 2003
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $528,629,134)       $562,724,160
  Cash                                                             137,904
  Receivable for forward foreign currency exchange
   contracts                                                       331,491
  Receivable for investments sold                                8,067,980
  Interest and dividends receivable                             10,757,612
  Other assets                                                      73,050
                                                              ------------
      Total assets                                            $582,092,197
                                                              ------------
Liabilities:
  Payable to dividend disbursing agent                             227,377
  Payable for forward foreign currency exchange contracts        1,706,759
  Payable for investments purchased                             17,901,733
  Payable for trust shares reacquired                               83,870
  Payable for daily variation margin on open future
   contracts                                                       169,219
  Payable to affiliates -
    Management fee                                                  11,294
    Transfer and dividend disbursing agent fee                      14,600
  Accrued expenses and other liabilities                           506,277
                                                              ------------
      Total liabilities                                       $ 20,621,129
                                                              ------------
Net assets                                                    $561,471,068
                                                              ------------

Net assets consist of:
  Paid-in capital                                             $633,857,380
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             32,739,626
  Accumulated net realized loss on investments and foreign
    currency transactions                                     (104,229,904)
  Accumulated distributions in excess of net investment
    gain                                                          (896,034)
                                                              ------------
    Total                                                     $561,471,068
                                                              ------------

Shares of beneficial interest outstanding
  (89,934,854 issued, less 6,388,302 treasury shares)         83,546,552
                                                              ----------

Net asset value per share (net assets of $561,471,068 /
  83,546,552 shares of beneficial interest outstanding)         $6.72
                                                                -----

See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2003
---------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                  $  18,572,836
    Dividends                                                         9,207
                                                              -------------
      Total investment income                                 $  18,582,043
                                                              -------------
Expenses -

    Management fee                                            $   1,951,840
    Trustees" compensation                                           48,045
    Custodian fee                                                   170,513
    Transfer and dividend disbursing agent fee                       97,055
    Administrative fee                                               31,434
    Auditing fees                                                    28,920
    Legal fees                                                          422
    Postage                                                          27,090
    Printing                                                         41,286
    Miscellaneous                                                   250,389
                                                              -------------
      Total expenses                                          $   2,646,994

    Fees paid indirectly                                             (5,370)
                                                              -------------
      Net expenses                                            $   2,641,624
                                                              -------------
        Net investment income                                 $  15,940,419
                                                              -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
  Investment transactions                                     $  10,977,755
  Written option transactions                                         2,257
  Futures transactions                                              148,221
  Foreign currency transactions                                 (10,252,884)
                                                              -------------
    Net realized gain on investments and foreign currency
      transactions                                            $     875,349
                                                              -------------
Change in unrealized appreciation (depreciation) -
    Investments                                               $  33,206,494
    Futures contracts                                              (133,832)
    Translation of assets and liabilities in foreign
    currencies                                                      133,265
                                                              -------------
        Net unrealized gain on investments and foreign
          currency translation                                $  33,205,927
                                                              -------------
          Net realized and unrealized gain on investments
          and foreign currency                                $  34,081,276
                                                              -------------
            Increase in net assets from operations            $  50,021,695
                                                              -------------
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               APRIL 30, 2003                 YEAR ENDED
                                                                  (UNAUDITED)           OCTOBER 31, 2002
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  15,940,419              $  34,676,335
  Net realized gain (loss) on investments and foreign
    currency transactions                                             875,349                (34,318,848)
  Net unrealized gain on investments and foreign currency
    translation                                                    33,205,927                 11,488,644
                                                                -------------              -------------
    Increase in net assets from operations                      $  50,021,695              $  11,846,131
                                                                -------------              -------------
Distributions declared to shareholders -
  From net investment income                                    $ (16,301,542)             $ (35,951,308)
Trust share (principal) transactions -
  Cost of shares reacquired                                     $  (1,193,600)             $  (1,717,045)
                                                                -------------              -------------
      Total increase (decrease) in net assets                   $  32,526,553              $ (25,822,222)
                                                                -------------              -------------
Net assets:
  At beginning of period                                          528,944,515                554,766,737
                                                                -------------              -------------

  At end of period (including accumulated distributions in
    excess of net investment gain of $896,034 and $534,911,
    respectively)                                               $ 561,471,068              $ 528,944,515
                                                                -------------              -------------

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,

                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                              APRIL 30, 2003               2002              2001           2000           1999           1998
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each year):
Net asset value - beginning of
 period                              $  6.32            $  6.60           $  6.69        $  7.03        $  7.17        $  7.79
                                     -------            -------           -------        -------        -------        -------
Income from investment operations#(S) -
  Net investment income              $  0.19            $  0.41           $  0.51        $  0.58        $  0.56        $  0.59
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                0.41              (0.26)            (0.06)         (0.40)         (0.14)         (0.63)
                                     -------            -------           -------        -------        -------        -------

      Total from investment
        operations                   $  0.60            $  0.15           $  0.45        $  0.18        $  0.42        $ (0.04)
                                     -------            -------           -------        -------        -------        -------

Less distributions declared to
  shareholders -
  From net investment income         $ (0.20)           $ (0.43)          $ (0.49)       $ (0.41)       $ (0.57)       $ (0.58)
  From paid-in capital

                                        --                 --               (0.05)         (0.17)          --             --
                                     -------            -------           -------        -------        -------        -------

      Total distributions
        declared to
        shareholders                 $ (0.20)           $ (0.43)          $ (0.54)       $ (0.58)       $ (0.57)       $ (0.58)
                                     -------            -------           -------        -------        -------        -------

Net increase from repurchase of
  capital shares                     $  0.00+           $  0.00+          $  0.00+       $  0.06        $  0.01        $  --
                                     -------            -------           -------        -------        -------        -------
Net asset value - end of period      $  6.72            $  6.32           $  6.60        $  6.69        $  7.03        $  7.17
                                     -------            -------           -------        -------        -------        -------
Per share market value - end of
  period                             $  6.25            $  5.69           $  6.06        $  6.00        $  6.06        $  6.44
                                     -------            -------           -------        -------        -------        -------
Total return at market value           13.21%+++           0.90%             9.83%          8.84%          2.81%         (1.89)%
Ratios (to average net assets)/
 Supplemental data:
  Total expense                         0.98%++            0.96%             1.06%          1.06%          1.05%          1.05%
  Net investment income(S)              5.93%++            6.49%             7.65%          8.23%          7.80%          7.70%
Portfolio turnover                        73%               152%              103%            82%            98%           155%
Net assets at end of period
  (000 Omitted)                     $561,471           $528,945          $554,767       $567,191       $641,213       $665,881

  #Per share data are based on average shares outstanding.
  +Per share data is less than $0.01.
 ++Annualized.
+++Not annualized.
(S)As required, effective November 1, 2001, the trust has adopted the provisions of the
   AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium accreting market discount on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share, ratios, and supplemental data for years prior to October 31, 2002 have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price on the primary market or exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day. If no sales are reported, as is the case for most securities traded over the counter, securities are valued on the basis of quotations obtained from brokers and dealers or on the basis of valuations furnished by a pricing service. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in the fund's portfolio are valued at an evaluated bid price on the basis of quotes from brokers and dealers or on the basis of valuations furnished by a pricing service. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward contracts and currency options will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees. All other securities (other than short-term obligations), futures contracts and options in the fund's portfolio for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices. Short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. Portfolio investments for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trust selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan. Included in other assets and accrued expenses and other liabilities is $68,050 of Deferred Trustee Compensation.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2002 and October 31, 2001 was as follows:

                                  OCTOBER 31, 2002          OCTOBER 31, 2001
----------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                    $35,951,308               $41,366,841
    Long-term capital gain                  --                        --
                                       -----------               -----------
                                       $35,951,308               $41,366,841
    Tax return of capital                   --                     4,152,826
                                       -----------               -----------
Total distributions declared           $35,951,308               $45,519,667
                                       -----------               -----------

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                   $     837,504
Undistributed long-term capital gain                                   --
Capital loss carryforward                                        (101,470,328)
Unrealized depreciation                                            (3,046,347)
Other temporary differences                                        (2,428,990)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE

            -----------------------------------------------------
            October 31, 2003                        $  (3,003,441)
            October 31, 2007                          (18,400,020)
            October 31, 2008                          (19,415,923)
            October 31, 2009                          (22,359,865)
            October 31, 2010                          (38,291,079)
                                                    -------------
              Total                                 $(101,470,328)
                                                    -------------

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the trust that will fluctuate with the performance (at NAV) of the trust. Included in Trustees" compensation is a net increase of $10,410 as a result of the change in the trust's pension liability under this plan and a pension expense of $8,874 for inactive trustees for the six months ended April 30, 2003.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES         SALES
---------------------------------------------------------------------------
U.S. government securities                     $  76,147,725  $169,721,978
                                               -------------  ------------
Investments (non-U.S. government securities)   $ 312,054,137  $233,096,434
                                               -------------  ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $ 532,585,079
                                                              -------------
Gross unrealized appreciation                                 $  37,907,916
Gross unrealized depreciation                                    (7,768,835)
                                                              -------------
    Net unrealized appreciation                               $  30,139,081
                                                              -------------

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 89,934,854 full and fractional shares of beneficial interest and have authorized the repurchase by the trust of up to 10% of its own shares of beneficial interest. 205,600 shares of beneficial interest were purchased by the trust during the six months ended April 30, 2003 at an average price per share of $5.81 and a weighted average discount of 9.29% per share. The trust repurchased 294,300 shares of beneficial interest during the year ended October 31, 2002 at an average price per share of $5.83 and a weighted average discount of 9.43% per share. Transactions in trust shares were as follows:

                              SIX MONTHS ENDED APRIL 30, 2003   YEAR ENDED OCTOBER 31, 2002
                              -------------------------------   ---------------------------
                                         SHARES        AMOUNT          SHARES        AMOUNT
-------------------------------------------------------------------------------------------
Treasury shares reacquired             (205,600)  $(1,193,600)       (294,300)  $(1,717,045)
                                        -------   -----------         -------   -----------
  Net decrease                         (205,600)  $(1,193,600)       (294,300)  $(1,717,045)
                                        -------   -----------         -------   -----------

(6) Line of Credit
The trust, and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2003 was $2,393. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

Written Option Transactions

                                                                  NUMBER OF                    PREMIUMS
                                                                  CONTRACTS                    RECEIVED
---------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                         --                      $ --
Options written                                                           2                       4,659
Options terminated in closing transactions                               --                        --
Options exercised                                                        (1)                     (2,401)
Options expired                                                          (1)                     (2,258)
                                                                         --                      ------
Outstanding, end of period                                               --                      $ --
                                                                         --                      ------

At April 30, 2003 the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                        NET
                                                                                                 UNREALIZED
                                      CONTRACTS TO                           CONTRACTS         APPRECIATION
       SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales
      5/5/03 - 5/15/03    ARS              555,000       $   190,099       $   195,624         $    (5,525)
             6/16/2003    AUD            4,058,000         2,498,164         2,528,995             (30,831)
             6/16/2003    CAD            5,879,838         4,035,509         4,090,658             (55,149)
             6/16/2003    DKK           33,101,797         4,882,271         4,976,541             (94,270)
      5/5/03 - 6/30/03    EUR           60,527,305        66,172,521        67,555,325          (1,382,800)
             6/16/2003    GBP            2,639,078         4,143,352         4,208,460             (65,108)
             6/16/2003    NOK            5,681,278           789,220           808,886             (19,666)
     6/16/03 - 6/18/03    NZD            7,378,036         4,094,567         4,106,637             (12,070)
             6/16/2003    SEK           16,970,485         2,032,150         2,070,816             (38,666)
              5/1/2003    TRL      168,870,000,000           106,543           107,989              (1,446)
              5/9/2003    ZAR            2,082,410           285,192           286,420              (1,228)
                                                         -----------       -----------         -----------
                                                         $89,229,588       $90,936,351         $(1,706,759)
                                                         -----------       -----------         -----------
Purchases
      5/5/03 - 5/15/03    ARS            1,139,000       $   390,599       $   401,077         $    10,478
       5/7/03 - 5/9/03    COP          422,258,000           144,016           147,260               3,244
      5/5/03 - 6/30/03    EUR           10,378,340        11,333,526        11,587,690             254,164
             5/19/2003    HUF           55,000,000           241,535           249,668               8,133
     5/27/03 - 5/29/03    MXN            3,804,350           361,068           367,474               6,406
   5/5/27/03 - 9/15/03    PLN            1,144,827           290,819           298,296               7,477
             5/19/2003    RUB            3,155,000           100,895           101,332                 437
             5/14/2003    SGD              351,980           197,448           198,478               1,030
     5/19/03 - 5/27/03    THB           18,191,200           423,923           424,782                 859
       5/1/03 - 6/2/03    TRL      337,740,000,000           203,341           212,260               8,919
              5/9/2003    ZAR            2,082,410           256,076           286,420              30,344
                                                         -----------       -----------         -----------
                                                         $13,943,246       $14,274,737         $   331,491
                                                         -----------       -----------         -----------

At April 30, 2003, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                        UNREALIZED
DESCRIPTION                                          EXPIRATION        CONTRACTS         POSITION     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                  June, 2003              285            Short       $(133,832)
                                                                                                        ---------
                                                                                                        $(133,832)
                                                                                                        ---------

At April 30, 2003, trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,979,555 reduction in cost of securities and a corresponding $3,979,555 decrease in net unrealized depreciation, based on securities held by the fund on November 1, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $42,664, increase net unrealized depreciation by $522,757, and decrease net realized losses by $565,421. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) MULTIMARKET INCOME TRUST

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

                     NAME, AGE, POSITION WITH THE TRUST,
               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Chairman                                Trustee
Massachusetts Financial Services        Private investor; Rockefeller
Company, Chairman                       Financial Services, Inc.
                                        (investment advisers), Chairman
JOHN W. BALLEN* (born 09/12/59)         and Chief Executive Officer
Trustee and President
Massachusetts Financial Services        LAWRENCE T. PERERA (born 06/23/35)
Company, Chief Executive Officer and    Trustee
Director                                Hemenway & Barnes (attorneys),
                                        Partner
KEVIN R. PARKE* (born 12/14/59)
Trustee                                 WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services        Trustee
Company, President, Chief Investment    Private investor; Harvard
Officer and Director                    University Graduate School of
                                        Business Administration, Class
INDEPENDENT TRUSTEES                    of 1961 Adjunct Professor in
                                        Entrepreneurship Emeritus; CBL
LAWRENCE H. COHN, M.D. (born 03/11/37)  & Associates Properties, Inc.
Trustee                                 (real estate investment trust),
Brigham and Women's Hospital, Chief of  Director
Cardiac Surgery; Harvard Medical
School, Professor of Surgery            J. DALE SHERRATT (born 09/23/38)
                                        Trustee
WILLIAM R. GUTOW (born 09/27/41)        Insight Resources, Inc.
Trustee                                 (acquisition planning
Private investor and real estate        specialists), President;
consultant; Capitol Entertainment       Wellfleet Investments (investor
Management Company (video franchise),   in health care companies),
Vice Chairman                           Managing General Partner (since
                                        1993); Cambridge Nutraceuticals
J. ATWOOD IVES (born 05/01/36) Trustee  (professional nutritional
Private investor; KeySpan Corporation   products), Chief Executive
(energy related services), Director;    Officer (until
Eastern Enterprises (diversified        May 2001)
services company), Chairman, Trustee
and Chief Executive Officer (until      ELAINE R. SMITH (born 04/25/46)
November 2000)                          Trustee
                                        Independent health care
                                        industry consultant

                                        WARD SMITH (born 09/13/30)
                                        Trustee
                                        Private investor



(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
                                        ROBERT R. FLAHERTY (born 09/18/63)
JEFFREY L. SHAMES (born 06/02/55)       Assistant Treasurer
Chairman                                Massachusetts Financial
Massachusetts Financial Services        Services Company, Vice
Company, Chairman                       President (since August 2000);
                                        UAM Fund Services, Senior Vice
JOHN W. BALLEN (born 09/12/59)          President (prior to
Trustee and President                   August 2000)
Massachusetts Financial Services
Company, Chief Executive Officer and    RICHARD M. HISEY (born 08/29/58)
Director                                Treasurer
                                        Massachusetts Financial
JAMES R. BORDEWICK, JR. (born           Services Company, Senior Vice
03/06/59) Assistant Secretary and       President (since July 2002);
Assistant Clerk                         The Bank of New York, Senior
Massachusetts Financial Services        Vice President (September 2000
Company, Senior Vice President and      to July 2002); Lexington Global
Associate General Counsel               Asset Managers, Inc., Executive
                                        Vice President and Chief
STEPHEN E. CAVAN (born 11/06/53)        Financial Officer, General
Secretary and Clerk                     Manager, Mutual Funds (prior to
Massachusetts Financial Services        September 2000)
Company, Senior Vice President,
General Counsel and Secretary           ELLEN MOYNIHAN (born 11/13/57)
                                        Assistant Treasurer
STEPHANIE A. DESISTO (born 10/01/53)    Massachusetts Financial
Assistant Treasurer                     Services Company,
Massachusetts Financial Services        Vice President
Company, Vice President (since April
2003); Brown Brothers Harriman & Co.,   JAMES O. YOST (born 06/12/60)
Senior Vice President (November 2002    Assistant Treasurer
to April 2003); ING Groep N.V./Aeltus   Massachusetts Financial
Investment Management, Senior Vice      Services Company, Senior Vice
President (prior to November 2002)      President

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees currently is divided into three classes, each having a term of three years. Each year the term of one class expires. Each Trustee's term of office expires on the date of the third annual meeting following the election to office of the Trustee's class. Each Trustee will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill, were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

INVESTMENT ADVISER                          TRANSFER AGENT, REGISTRAR AND
                                            DIVIDEND DISBURSING AGENT
Massachusetts Financial Services Company
500 Boylston Street                         State Street Bank and Trust
Boston, MA 02116-3741                       Company
                                            c/o MFS Service Center, Inc.
PORTFOLIO MANAGER                           P.O. Box 55024
                                            Boston, MA 02205-5024
Peter C. Vaream+                            1-800-637-2304

CUSTODIANS

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

JP Morgan Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081


+MFS Investment Management

MFS(R) MULTIMARKET INCOME TRUST

[MFS LOGO]
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741



(C)2003 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                      MMTCE-SEM-6/03 85.4M

ITEM 2.  CODE OF ETHICS.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time. Applicable for annual reports filed for fiscal years ending on or after July 15, 2003.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information requir ed to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

ITEM 10.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

     [If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of
     Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.][The submission of Section 906 certifications has been proposed by the SEC, but has not yet been finalized. The SEC has encouraged issuers to submit Section 906 certifications as an exhibit to Form N-CSR until the final rule has been adopted. Please see Proposed Rule: Certification of Disclosure in Certain Exchange Act Reports, Release No. 33-8212 (March 21, 2003)].

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MULTIMARKET INCOME TRUST
             -------------------------------------------------------------------


By (Signature and Title)*  /s/ JOHN W. BALLEN
                           -----------------------------------------------------
                           John W. Ballen, President

Date:  July 14, 2003
       -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ JOHN W. BALLEN
                          ------------------------------------------------------
                          John W. Ballen, President
                          (Principal Executive Officer)

Date:  July 14, 2003
       -------------

By (Signature and Title)* /s/ RICHARD M. HISEY
                          ------------------------------------------------------
                          Richard M. Hisey, Treasurer
                          (Principal Financial Officer and Accounting Officer)

Date:  July 14, 2003
       -------------

* Print name and title of each signing officer under his or her signature.